Exhibit 99.1

Contact:

Betsy Martinelli

Director, Corporate Marketing

betsy.martinelli@omnicell.com

Announcing Omnicell Titan XT, the Next Generation, Automated Dispensing System Designed to Empower Autonomous Medication Management

Powered by OmniSphere, Titan XT is built to support evolving healthcare needs while delivering greater pharmacy control and nursing confidence for a growing enterprise

Fort Worth, Texas – December 8, 2025 – Omnicell, Inc. (NASDAQ:OMCL), a leading healthcare technology provider focused on empowering autonomous medication management, today announced the launch of Omnicell Titan XT, a transformational, enterprise version of automated dispensing systems (ADS). Designed to unify proven automation and powerful intelligence, Titan XT will deliver an enhanced and more efficient medication management experience to support a growing health system.

Titan XT delivers an intuitive user experience through proven automation powered by OmniSphere, the Company’s cloud-based, HITRUST-certified medication management platform. OmniSphere’s unique capabilities are engineered to unify user management and task guidance, enable a global formulary, and support perpetual inventory management to create a fully connected, enterprise-wide medication management ecosystem. With the launch of Titan XT, the power of OmniSphere now extends to nursing care areas, designed to deliver greater control of medication inventory management for pharmacy, while providing nurses with more confidence when administering medications.

“The introduction of Titan XT marks a significant milestone for Omnicell and the journey to cloud-enabled, autonomous medication management,” said Randall Lipps, chairman, president, chief executive officer, and founder of Omnicell. “Starting with nursing floors, we are now focused on integrating every care area into the OmniSphere platform to build what we believe will be the most complete, connected automation ecosystem in healthcare.”

For pharmacy leaders, guided pharmacy task management, delivered through ongoing OmniSphere releases, is expected to provide enterprise-wide visibility and greater control of medication inventory management, through:

•	DynamicRestock – action-oriented, guided workflows to simplify pharmacy technician tasks and give pharmacy staff more time for higher-value activities;

•	Centralized control of inventory management that standardizes configurations, med assignment, and recall management across the enterprise; and
•	AI-enabled intelligence capabilities to synthesize internal and external medication inventory data that will help to predict stock risks early, empower proactive decisions, and drive systemwide optimization.

“The ability to assign new drugs to be added through OmniSphere has significantly improved cabinet restocking,” said Terry Spurlin, clinical informatics pharmacist at Holzer Regional Medical Center. “My pharmacy technicians know exactly where to place those drugs when they go to stock the cabinet, resulting in about a 70 percent time savings for that workflow.”

For nurses, a simple dispensing experience helps to minimize time spent on locating medications. “Nursing time is everything. The less time nurses spend at the cabinet means more time at the bedside which is critical for patient care,” according to one pharmacy leader who consulted on the design of Titan XT.

Titan XT fosters safer medication administration for nursing teams through FiveRights, embedded safeguards designed to mitigate common error sources and reduce workflow disruptions, including:

•	Look alike, sound alike (LASA) and override management alerts to support dispensing safety and the industry-defined five rights of medication administration;
•	Targeted alerts designed to reduce alarm fatigue; and
•	Simplified medication retrieval workflows designed to expedite staff onboarding and reduce training burden.

Titan XT is powered by OmniSphere – the secure cloud platform that unifies proven automation and AI-enabled intelligence. This scalable, secure platform is engineered to be easily deployed on existing or new cabinets, enabling futureproof innovation while reducing IT burden through a cloud-managed infrastructure.

OmniSphere is designed to break down silos across the medication use journey. Starting at nursing floors with the launch of Titan XT, Omnicell’s innovation roadmap envisions adding new care areas over time, delivering a connected medication management ecosystem designed to improve efficiency and enhance patient safety.

Titan XT is now available for purchase in the United States and anticipated for international purchase later in 2026, with ongoing OmniSphere releases beginning in early 2027.

About Omnicell

Since 1992, Omnicell has been committed to delivering innovative, outcomes-centric pharmacy and nursing solutions for all settings of care. As an intelligent medication management technology company, Omnicell empowers autonomous medication management by unifying automation and AI-enabled intelligence, optimized by expert services, to drive clinical and business outcomes that are helping to improve efficiency and enhance patient safety for healthcare facilities worldwide. Learn more at omnicell.com.

OMNICELL and the Omnicell logo are registered trademarks of Omnicell, Inc. or one of its subsidiaries.

Forward-Looking Statements

To the extent any statements contained in this press release deal with information that is not historical, these statements are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Without limiting the foregoing, statements including the words “expect,” “intend,” “may,” “will,” “should,” “would,” “could,” “plan,” “potential,” “anticipate,” “believe,” “forecast,” “guidance,” “outlook,” “goals,” “target,” “estimate,” “seek,” “predict,” “project,” and similar expressions are intended to identify forward-looking statements. Forward-looking statements are subject to the occurrence of many events outside Omnicell’s control. Such statements include, but are not limited to, Omnicell’s expectations regarding our planned new products, solutions, services, technologies and innovations and developing new or enhancing existing products, solutions, services, technologies and innovations, including Omnicell Titan XT and OmniSphere and the related objectives and expected benefits (and any implied financial impact), integrating care areas into OmniSphere, continuing to add new care areas to Omnicell’s innovation roadmap, delivering a connected medication management ecosystem, the ability to purchase, and expected availability to ship, Omnicell Titan XT, and statements about Omnicell’s strategy, plans, objectives, promise and purpose, goals, opportunities, and market or Company outlook. Actual results and other events may differ significantly from those contemplated by forward-looking statements due to numerous factors that involve substantial known and unknown risks and uncertainties. These risks and uncertainties include, among other things, (i) unfavorable general economic and market conditions, including the impact and duration of inflationary pressures, (ii) Omnicell’s ability to take advantage of growth opportunities and develop and commercialize new solutions and enhance existing solutions, (iii) reduction in demand in the capital equipment market or reduction in the demand for or adoption of our solutions, systems, or services, (iv) delays in installations of our medication management solutions or our more complex medication packaging systems, (v) risks related to Omnicell’s investments in new business strategies or initiatives, including its transition to selling more products and services on a subscription basis (vi) risks related to failing to maintain expected service levels when providing our SaaS and Expert Services or retaining our SaaS and Expert Services customers, (vii) Omnicell’s ability to meet the demands of, or maintain relationships with, its institutional, retail, and specialty pharmacy customers, (viii) risks related to the incorporation of artificial intelligence technologies into our products, services and processes or our vendors offerings, (ix) continued and increased competition from current and future competitors in the medication management automation solutions market and the medication adherence solutions market, (x) risks presented by government regulations, legislative changes, fraud and anti-kickback statues, products liability claims, the outcome of legal proceedings, and other legal obligations related to healthcare, privacy, data protection, and information security, and the costs of compliance with, and potential liability associated with, our actual or perceived failure to comply with such obligations, including any potential governmental investigations and enforcement actions, litigation, fines and penalties, exposure to indemnification obligations or other liabilities, and adverse publicity related to the same, (xi) any disruption in Omnicell’s information technology systems and breaches of data security or cyber-attacks on its systems or solutions, including the previously disclosed ransomware incident and any potential adverse legal, reputational, and financial effects that may result from it and/or additional cybersecurity incidents, as well as the effectiveness of business continuity plans during any future cybersecurity incidents, (xii) Omnicell’s ability to recruit and retain skilled and motivated personnel, (xiii) Omnicell’s ability to protect its intellectual property, (xiv) risks related to the availability and sources of raw materials and components or price fluctuations, shortages, or interruptions of supply, (xv) Omnicell’s dependence on a limited number of suppliers for certain components, equipment, and raw materials, as well as technologies provided by third-party vendors, and (xvi) other risks and uncertainties further described in the “Risk Factors” section of Omnicell’s most recent Annual Report on Form 10-K, as well as in Omnicell’s other reports filed with or furnished to the United States Securities and Exchange Commission (“SEC”), available at www.sec.gov. Forward-looking statements should be considered in light of these risks and uncertainties. Investors and others are cautioned not to place undue reliance on forward-looking statements. All forward-looking statements contained in this press release speak only as of the date of this press release. Omnicell assumes no obligation to update any such statements publicly, or to update the reasons actual results could differ materially from those expressed or implied in any forward-looking statements, whether as a result of changed circumstances, new information, future events, or otherwise, except as required by law.

OMCL-E